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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report _September 26, 1997_ (Date of earliest event reported) _July 17, 1997_

                           EURAMAX INTERNATIONAL PLC
             (Exact name of registrant as specified in its charter)

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     ENGLAND AND WALES              333-05978                     98-1066997
      (State or other         Commission File Number   (I.R.S. Employer Identification
      jurisdiction of                                                No.)
     incorporation or
       organization)
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5335 TRIANGLE PARKWAY, SUITE 550, NORCROSS, GEORGIA                                      30092
      (Address of principal executive offices)                                         (Zip Code)
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        Registrant's telephone number, including area code 770-449-7066
          ___________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 17, 1997, Euramax International plc's wholly owned subsidiary, Amerimax Fabricated Products, Inc. (collectively the "Company"), acquired all of the issued and outstanding capital stock of Gentek Holdings, Inc. and its subsidiary Gentek Building Products, Inc. (collectively "Gentek" or "Fabral"), consisting of assets and liabilities relating to Fabral, a division of Gentek headquartered in Lancaster, Pennsylvania (the "Transaction"). The acquisition was pursuant to a Purchase Agreement dated April 28, 1997 (the "Purchase Agreement").

Fabral, created in 1967, was acquired in December 1994 by Gentek, which was a subsidiary of Genstar Capital Corporation. Fabral is a manufacturer and distributor of steel and aluminum roofing and wall paneling products specifically for the agricultural, commercial and industrial markets. In calendar 1996, Fabral had sales and EBITDA of $107.2 million and $10.1 million, respectively.

The purchase price, including estimated adjustments for changes in net tangible assets required by the Purchase Agreement and approximately $2.0 million in acquisition related fees and expenses, was approximately $78.0 million in cash. (See Pro Forma Condensed Combined Financial Statements). The purchase price was determined by arm's-length negotiations between two unaffiliated parties. Further adjustment upon determination of the final net tangible assets is not anticipated to be material. The purchase price will be allocated to the assets and liabilities of Gentek based upon their estimated fair market value at the acquisition date under the purchase method of accounting.

The Transaction was financed through borrowings ("Additional Borrowings") of $38.0 million of senior secured revolving loans and $40.0 million of senior secured term loans through Banque Paribas (as agent). Such borrowings were available under the Company's Credit Agreement, which was amended and restated to increase the Revolving Credit Facility from $85.0 million to $100.0 million and to provide additional term loans of $40.0 million.

The description of the Transaction contained herein is qualified in its entirety by reference to the Purchase Agreement dated as of April 28, 1997, by and among the Company and Genstar Capital Corporation ("GCC"), Ontario Teachers' Pension Plan Board and the Management Stockholders of Gentek Holdings Inc. ("Holdings") as sellers; GCC as sellers' representative; Holdings and Gentek Building Products, Inc. ("GBPI") attached hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

(1) Attached hereto as Exhibit 7(a)1, are the audited Restructured Consolidated Financial Statements of Gentek Holdings, Inc. and its Subsidiary Gentek Building Products, Inc. as of December 31, 1996 and for the three years then ended. Also attached hereto is the Report on Audit of Statement of Operations and Divisional Equity and Cash Flows for Fabral Building Products Division (an entity comprising selected assets and liabilities of Alcan Aluminum Corporation) for the period January 1, 1994 to December 20, 1994.

    Gentek was incorporated and established as an entity on September 15, 1994. However, operations of Fabral were not acquired from Alcan until December 20, 1994.

(2) Attached hereto as Exhibit 7(a)2, are the unaudited Restructured Condensed Consolidated Balance Sheet of Gentek Holdings, Inc. and its Subsidiary, Gentek Building Products, Inc. as of June 30, 1997 and the unaudited Restructured Condensed Consolidated Statements of Income of Gentek Holdings, Inc. and its Subsidiary, Gentek Building Products, Inc. for the six months ended June 30, 1996 and 1997.

(b) Pro Forma Financial Information.

Attached hereto as Exhibit 7(b), are the unaudited Pro Forma Condensed Combined Balance Sheet of Euramax International plc and Subsidiaries as of June 28, 1997 and the unaudited Pro Forma Condensed
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Combined Statements of Earnings of Euramax International plc and Subsidiaries
for the year ended December 31, 1996 and for the six months ended June 28, 1997, giving effect to the Transaction.

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   (C)       EXHIBITS

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                 2.1*+    Purchase Agreement dated as of April 28, 1997, among the Company and
                          Genstar Capital Corporation ("GCC"), Ontario Teachers' Pension Plan Board
                          and the Management Stockholders of Gentek Holdings, Inc. ("Holdings") as
                          sellers; GCC as sellers' representative; Holdings and Gentek Building
                          Products, Inc. ("GBPI").
                 7(a)1+   Audited Restructured Consolidated Financial Statements of Gentek
                          Holdings, Inc. and its Subsidiary Gentek Building Products, Inc. as of
                          December 31, 1996 and for the three years then ended.
                 7(a)1-A++ Report on Audit of Statement of Operations and Divisional Equity and Cash
                          Flows for Fabral Building Products Division (an entity comprising selected assets and liabilities of Alcan Aluminum Corporation) for the period January 1, 1994 to December 20, 1994.
                 7(a)2+   Unaudited Restructured Condensed Consolidated Balance Sheet as of June
                          30, 1997 and the unaudited Restructured Condensed Consolidated Statements of Income for the six months ended June 30, 1996 and 1997.
                 7(b) +   Unaudited Pro Forma Condensed Combined Balance Sheet of Euramax
                          International plc and Subsidiaries as of June 28, 1997 and unaudited Pro
                          Forma Condensed Combined Statements of Earnings of Euramax International
                          plc and Subsidiaries for the year ended December 31, 1996 and for the six months ended June 28, 1997.
              27   +      Financial Data Schedule.

                   *      In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The company will furnish supplementary a copy of any omitted schedule to the Commission upon request.

                   +      Previously filed.

                  ++      Filed with the amendment.
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                Euramax International plc
                                Registrant

Date September 26, 1997         /s/ R. Scott Vansant
                                ---------------------------------------------
                                R. Scott Vansant
                                V.P. Finance, Secretary
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